UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2017

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Emerging Markets Fund

ANNUAL REPORT May 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Emerging Markets Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 2016 through May 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly over the past year while bonds produced mixed returns in response to various economic and political developments. Equities began the reporting period in the midst of a sustained rebound from previous weakness as global economic data improved, commodity prices recovered, and U.S. monetary policymakers delayed additional rate hikes. After a bout of volatility in late June 2016, stocks continued to climb over the summer. The unexpected outcome of U.S. elections in November sent stocks sharply higher in anticipation of new fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first five months of 2017.

In the bond market, yields of high-quality government bonds declined to historical lows early in the reporting period due to robust investor demand for current income. Yields moved higher in late 2016 in anticipation of short-term interest-rate hikes and more stimulative U.S. fiscal policies, but they receded in early 2017 when political uncertainty caused some of those expectations to moderate. In contrast, lower-rated corporate-backed bonds generally fared well throughout the reporting period in a more business-friendly market environment.

Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity may be key to investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
June 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from June 1, 2016 through May 31, 2017, as provided by Warren Skillman, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended May 31, 2017, Dreyfus Emerging Markets Fund’s Class A shares produced a total return of 32.83%, Class C shares returned 32.00%, Class I shares returned 33.37%, and Class Y shares returned 33.49%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), achieved a 27.41% total return for the same period.2

Emerging market equities posted strong gains during the reporting period when economic data improved and investors became more tolerant of risks. The fund produced higher returns than its benchmark, mainly due to strong stock selections in India, Brazil, and China.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries. The fund considers emerging market countries to be generally all countries represented by the Index. We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on value, or how a stock is valued relative to its intrinsic worth based on traditional value measures, business health, or overall efficiency and profitability as measured by return on assets and return on equity, and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spinoff) that potentially will trigger a price increase near-term or mid-term.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager’s expectations.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures, options on futures (including those relating to stocks, indices and foreign currencies) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy.

Improved Economic Outlook Bolstered Emerging Markets

Emerging equity markets began the reporting period in the midst of a strong rebound from an extended bout of weakness as commodity prices recovered from previous lows, economic concerns waned, corporate earnings grew, and investment capital began to flow back into riskier assets.

Uncertainties regarding the impact of the upcoming U.S. presidential election on global trade and prospects of tightening U.S. dollar liquidity led to a broad pullback in emerging market stocks in the fall of 2016 and, following the unexpected outcome of the election in early November, concerns over potential changes to U.S. trade policies by a new presidential administration took a toll on stock markets in Mexico and China. However, many other emerging markets responded positively to the prospect of more stimulative U.S. government policies, and weakness in the U.S. dollar compared to most emerging market currencies supported a general market rally that persisted through the reporting period’s end.

In this environment, Brazilian stocks led the Index higher as the country recovered from recession and a political scandal that resulted in the impeachment of the country’s president. China and South Korea also produced above-average results when economic conditions in Asia improved. Although India lagged market averages, it nonetheless posted impressive double-digit gains.

Security Selections Buoyed Fund’s Relative Performance

The fund produced higher returns than the Index in India, in part due to its holdings of public sector banks such as Bank of India, Punjab National Bank, and State Bank of India. These financial

DISCUSSION OF FUND PERFORMANCE (continued)

institutions benefited from improved local economic growth, rising consumption trends, expectations of industry consolidation and a reduction in non-performing loans. In addition, construction materials provider India Cements more than doubled in value after restructuring its business mix, reducing debt, and boosting earnings.

In Brazil, steelmaker Gerdau advanced along with commodity prices and global demand, and the company’s strong cost-management practices helped it increase earnings and profit margins. State-owned banks such as Banco do Brasil surged higher when lending activity improved after Brazil emerged from recession. Strong-performing holdings in China included local BMW manufacturer Brilliance China Automotive Holdings, which benefited from rising sales of luxury automobiles. China Life Insurance reported higher earnings after broadening its product offering and placing greater emphasis on long-term protection policies.

Disappointments during the reporting period proved relatively mild. Relative results in Taiwan were constrained by underweighted exposure to information technology stocks such as Taiwan Semiconductor Manufacturing and lack of exposure to energy companies. The fund’s holdings in Cambodia, which is not represented in the Index, were hurt by exposure to a local casino operator that lost a degree of value.

A Constructive Investment Posture

We remain optimistic regarding the prospects of emerging market stocks. Economic growth in most developing nations has continued to accelerate, as has corporate earnings growth. Meanwhile, valuations generally remain attractive compared to the world’s more developed markets, and many emerging market companies appear to be reorganizing in ways intended to enhance shareholder value. As of the reporting period’s end, our value-oriented security selection process has identified an ample number of opportunities in China, Brazil, and India, but relatively few in Taiwan and South Africa. From an industry group perspective, the fund ended the reporting period with overweighted exposure to consumer discretionary, financial, and industrial stocks, and underweighted positions in the information technology sector.

June 15, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

From time to time, the fund’s investments may be concentrated in issuers located in China and, therefore, at such times, the fund may be particularly exposed to the economy, industries, securities and currency markets of China, which may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. China’s economy may be dependent on the economies of other Asian countries, many of which are developing countries. Each of these risks could increase the fund’s volatility.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Emerging Markets Fund on 5/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 5/31/17
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6/28/96	25.15%	2.97%	0.59%
without sales charge	6/28/96	32.83%	4.19%	1.19%
Class C shares
with applicable redemption charge†	11/15/02	31.00%	3.40%	0.41%
without redemption	11/15/02	32.00%	3.40%	0.41%
Class I shares	11/15/02	33.37%	4.47%	1.41%
Class Y shares	7/1/13	33.49%	4.69%††	1.43%††
MSCI Emerging Markets Index		27.41%	4.54%	2.28%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from December 1, 2016 to May 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$9.95	$14.22	$8.72	$7.59
Ending value (after expenses)	$1,156.70	$1,152.90	$1,159.00	$1,160.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$9.30	$13.29	$8.15	$7.09
Ending value (after expenses)	$1,015.71	$1,011.72	$1,016.85	$1,017.90

† Expenses are equal to the fund’s annualized expense ratio of 1.85% for Class A, 2.65% for Class C, 1.62% for Class I and 1.41% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2017

Common Stocks - 95.2%	Shares		Value ($)
Brazil - 7.3%
Banco do Brasil	100,900		883,668
BRF	15,100		202,145
BRF, ADR	64,791		865,608
Cia Energetica de Minas Gerais, ADR	94,304		215,956
Cia Hering	91,900		616,273
Cia Paranaense de Energia, ADR	116,878		998,138
Duratex	247,571		614,347
Embraer, ADR	49,939		986,795
Fibria Celulose, ADR	119,441		1,365,211
Gerdau, ADR	397,070		1,151,503
JBS	491,400		1,225,482
Klabin	176,300		909,844
Petroleo Brasileiro, ADR	117,461	[a]	996,069
			11,031,039
Cambodia - .7%
NagaCorp	1,994,000		1,023,542
Cayman Islands - .6%
NetEase, ADR	2,946		838,962
Chile - 1.5%
Empresa Nacional de Telecomunicaciones	82,102		913,869
Itau CorpBanca	147,858,036		1,371,494
			2,285,363
China - 22.2%
Anhui Conch Cement, Cl. H	412,000		1,366,716
BYD, Cl. H	237,500		1,418,743
CAR	1,045,000	[a]	948,104
China Communications Services, Cl. H	968,000		575,144
China Conch Venture Holdings	676,000		1,306,448
China Construction Bank, Cl. H	5,757,399		4,758,089
China Life Insurance, Cl. H	620,000		2,036,817
China ZhengTong Auto Services Holdings	1,622,000		934,582
Dongfeng Motor Group, Cl. H	778,000		876,586
ENN Energy Holdings	369,000		1,941,470
Haitong Securities, Cl. H	970,000		1,625,681
Industrial & Commercial Bank of China, Cl. H	8,018,090		5,360,793
Lianhua Supermarket Holdings, Cl. H	2,184,000	[a]	1,076,228
Parkson Retail Group	9,174,452		1,342,163

Common Stocks - 95.2% (continued)	Shares		Value ($)
China - 22.2% (continued)
PetroChina, Cl. H	2,184,000		1,454,589
PICC Property & Casualty, Cl. H	1,120,000		1,868,451
Ping An Insurance Group Company of China, Cl. H	284,500		1,823,636
Shanghai Pharmaceuticals Holding, Cl. H	329,700		954,082
Sinotrans, Cl. H	2,950,000		1,381,768
Zhejiang Expressway, Cl. H	374,000		438,670
			33,488,760
Czech Republic - .2%
Komercni banka	8,435		336,070
Greece - .6%
Hellenic Telecommunications Organization	78,247		892,177
Hong Kong - 6.7%
China Mobile	342,500		3,799,671
China Resources Power Holdings	923,989		1,906,660
COSCO SHIPPING Ports	1,896,581		2,214,793
Haier Electronics Group	303,000		770,667
Shanghai Industrial Holdings	483,000		1,509,268
			10,201,059
India - 9.3%
Apollo Tyres	77,887		275,960
Bank of India	398,613	[a]	873,279
Chennai Super Kings Cricket	5,440,206	[a,b]	0
Glenmark Pharmaceuticals	87,826		866,622
India Cements	402,860		1,277,201
Mahindra & Mahindra	71,374		1,567,474
NMDC	257,959		442,393
NTPC	377,127		936,388
Punjab National Bank	488,530	[a]	1,139,550
Reliance Industries	157,396	[a]	3,270,626
State Bank of India	318,942		1,425,155
Steel Authority of India	602,669	[a]	533,827
Tech Mahindra	230,226		1,391,633
			14,000,108
Indonesia - 1.5%
Astra Agro Lestari	609,466		654,307
Indocement Tunggal Prakarsa	643,600		893,889
Semen Indonesia	988,700		701,443
			2,249,639

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 95.2% (continued)	Shares		Value ($)
Malaysia - 1.0%
Malayan Banking	722,300		1,593,110
Mexico - 4.3%
Alpek	1,303,940		1,594,435
Controladora Vuela Cia de Aviacion, ADR	99,296	[a]	1,295,813
Grupo Financiero Banorte, Cl. O	220,700		1,268,143
Mexichem	421,385		1,110,752
Nemak	1,183,900	[c]	1,170,820
			6,439,963
Netherlands - 1.1%
Steinhoff International Holdings	319,950		1,707,701
Philippines - .6%
Metropolitan Bank & Trust	541,060		950,592
Poland - 1.4%
Powszechna Kasa Oszczednosci Bank Polski	124,720	[a]	1,224,050
Powszechny Zaklad Ubezpieczen	77,631		925,090
			2,149,140
Russia - 3.4%
Gazprom, ADR	217,370		905,020
Lukoil, ADR	17,819		850,857
Magnit	10,060	[b]	1,631,019
MegaFon, GDR	63,093		678,250
MegaFon, GDR	51,041	[b,c]	537,166
Sberbank of Russia, ADR	42,911		478,458
			5,080,770
South Africa - 3.5%
AngloGold Ashanti, ADR	53,441	[a]	608,693
Barclays Africa Group	56,882		602,867
Imperial Holdings	69,600		880,945
Pioneer Foods Group	53,589		580,224
PPC	1,967,080	[a]	920,920
Sasol	9,357		279,747
The Foschini Group	99,944		1,055,451
Truworths International	74,673		426,174
			5,355,021
South Korea - 14.8%
CJ CheilJedang	4,435		1,511,212
Com2uS	7,854		827,771
E-MART	3,620		785,691
Hankook Tire	5,871		319,350

Common Stocks - 95.2% (continued)	Shares		Value ($)
South Korea - 14.8% (continued)
Hanwha Techwin	19,048	[a]	849,810
Hyundai Mobis	5,948		1,458,312
Hyundai Motor	7,916		1,152,472
KB Financial Group	25,074		1,200,399
KCC	2,440		888,085
KT, ADR	71		1,194
LG	12,660		915,916
LG Chem	4,278		1,153,944
LIG Nex1	12,234		896,024
Samsung Electronics	3,665		7,316,251
Samsung Fire & Marine Insurance	4,906		1,281,712
Shinhan Financial Group	39,576		1,747,975
			22,306,118
Taiwan - 9.2%
Advanced Semiconductor Engineering	1,477,096		1,890,628
Casetek Holdings	238,000		712,125
Hon Hai Precision Industry	367,074		1,256,977
Inventec	902,000		670,225
MediaTek	191,000	[a]	1,460,487
Quanta Computer	467,000		1,068,174
Simplo Technology	255,000	[a]	835,051
Taiwan Semiconductor Manufacturing	613,638		4,141,378
Tung Thih Electronic	101,000		582,583
Yuanta Financial Holding	2,810,000		1,219,140
			13,836,768
Thailand - 1.4%
Bangkok Bank	375,560		2,050,915
Turkey - 2.2%
Cola-Cola Icecek	97,815		1,025,867
Turkcell Iletisim Hizmetleri	332,550	[a]	1,146,237
Turkiye Halk Bankasi	318,483		1,146,499
			3,318,603
United Arab Emirates - .6%
Abu Dhabi Commercial Bank	303,178		602,559
Emaar Properties	145,217		281,103
			883,662
United States - 1.1%
iShares MSCI Emerging Markets ETF	41,773		1,721,048
Total Common Stocks (cost $121,131,994)			143,740,130

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks - 1.8%	Shares		Value ($)
Brazil - 1.8%
Banco do Estado do Rio Grande do Sul, Cl. B	174,400		746,439
Cia Energetica de Minas Gerais	145,900		344,466
Cia Paranaense de Energia, Cl. B	100		861
Itausa - Investimentos Itau	174,204		481,814
Marcopolo	729,035		635,325
Randon Implementos e Participacoes	370,101	[a]	545,553
Total Preferred Stocks (cost $2,076,286)			2,754,458
Other Investment - 2.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,312,882)	3,312,882	[d]	3,312,882
Total Investments (cost $126,521,162)	99.2%		149,807,470
Cash and Receivables (Net)	.8%		1,281,721
Net Assets	100.0%		151,089,191

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

a Non-income producing security.

b The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At May 31, 2017, the value of these securities amounted to $2,168,185 or 1.44% of net assets.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, these securities were valued at $1,707,986 or 1.13% of net assets.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	28.3
Information Technology	14.8
Consumer Discretionary	11.6
Materials	9.9
Industrials	9.8
Consumer Staples	6.3
Telecommunication Services	5.7
Energy	5.0
Utilities	4.2
Money Market Investment	2.2
Health Care	1.2
Real Estate	.2
99.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	123,208,280	146,494,588
Affiliated issuers	3,312,882	3,312,882
Cash		350,933
Cash denominated in foreign currency	759,064	793,226
Dividends receivable		332,045
Receivable for shares of Common Stock subscribed		196,777
Receivable for investment securities sold		177,593
Prepaid expenses		34,326
		151,692,370
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		295,607
Payable for shares of Common Stock redeemed		121,036
Interest payable—Note 2		997
Accrued expenses		185,539
		603,179
Net Assets ($)		151,089,191
Composition of Net Assets ($):
Paid-in capital		437,743,305
Accumulated undistributed investment income—net		493,091
Accumulated net realized gain (loss) on investments		(310,468,374)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		23,321,169
Net Assets ($)		151,089,191

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	59,634,085	6,670,504	34,247,073	50,537,529
Shares Outstanding	5,780,959	659,598	3,231,942	4,889,106
Net Asset Value Per Share ($)	10.32	10.11	10.60	10.34

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $388,649 foreign taxes withheld at source):
Unaffiliated issuers	3,306,076
Affiliated issuers	6,438
Total Income	3,312,514
Expenses:
Management fee—Note 3(a)	1,641,501
Shareholder servicing costs—Note 3(c)	355,829
Custodian fees—Note 3(c)	220,998
Professional fees	165,069
Registration fees	67,428
Prospectus and shareholders’ reports	60,418
Distribution fees—Note 3(b)	51,547
Directors’ fees and expenses—Note 3(d)	39,740
Loan commitment fees—Note 2	2,596
Interest expense—Note 2	997
Miscellaneous	33,687
Total Expenses	2,639,810
Less—reduction in expenses due to undertaking—Note 3(a)	(407,228)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,547)
Net Expenses	2,231,035
Investment Income—Net	1,081,479
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	15,933,829
Net realized gain (loss) on forward foreign currency exchange contracts	(154,832)
Net Realized Gain (Loss)	15,778,997
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	20,147,137
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(74)
Net Unrealized Appreciation (Depreciation)	20,147,063
Net Realized and Unrealized Gain (Loss) on Investments	35,926,060
Net Increase from Payment by Affiliate	148,137
Net Increase in Net Assets Resulting from Operations	37,155,676

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2017	2016
Operations ($):
Investment income—net	1,081,479	4,194,458
Net realized gain (loss) on investments	15,778,997	(126,809,729)
Net unrealized appreciation (depreciation) on investments	20,147,063	6,678,361
Net increase from payment by affiliate	148,137	1,040,563
Net Increase (Decrease) in Net Assets Resulting from Operations	37,155,676	(114,896,347)
Distributions to Shareholders from ($):
Investment income—net:
Class A	(410,097)	(1,424,638)
Class C	(802)	(95,243)
Class I	(253,995)	(29,328)
Class Y	(410,377)	(1,054,495)
Total Distributions	(1,075,271)	(2,603,704)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	7,805,957	8,916,104
Class C	610,824	360,621
Class I	17,705,025	79,291,853
Class Y	16,723,706	5,427,338
Distributions reinvested:
Class A	389,040	1,352,085
Class C	749	88,309
Class I	243,664	27,671
Class Y	296,142	698,700
Cost of shares redeemed:
Class A	(18,881,957)	(26,071,569)
Class C	(2,471,971)	(2,985,068)
Class I	(16,637,688)	(359,485,315)
Class Y	(10,559,261)	(22,803,110)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(4,775,770)	(315,182,381)
Total Increase (Decrease) in Net Assets	31,304,635	(432,682,432)
Net Assets ($):
Beginning of Period	119,784,556	552,466,988
End of Period	151,089,191	119,784,556
Undistributed investment income—net	493,091	174,799

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	827,110	1,092,784
Shares issued for distributions reinvested	43,959	179,322
Shares redeemed	(2,065,919)	(3,274,548)
Net Increase (Decrease) in Shares Outstanding	(1,194,850)	(2,002,442)
Class C
Shares sold	66,926	45,076
Shares issued for distributions reinvested	86	11,918
Shares redeemed	(274,645)	(384,529)
Net Increase (Decrease) in Shares Outstanding	(207,633)	(327,535)
Class Ia
Shares sold	1,843,561	9,628,007
Shares issued for distributions reinvested	26,806	3,580
Shares redeemed	(1,688,010)	(45,810,302)
Net Increase (Decrease) in Shares Outstanding	182,357	(36,178,715)
Class Ya
Shares sold	1,640,799	690,537
Shares issued for distributions reinvested	33,387	92,666
Shares redeemed	(1,136,179)	(2,877,142)
Net Increase (Decrease) in Shares Outstanding	538,007	(2,093,939)

[a]

During the period ended May 31, 2017, 18,855 Class Y shares representing $163,745 were exchanged for 18,408 Class I shares and during the period ended May 31, 2016, 17,476 Class Y shares representing $143,857, were exchanged for 17,388 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	7.82	9.88	10.37	9.65	8.88
Investment Operations:
Investment income—net[a]	.07	.08	.07	.08	.07
Net realized and unrealized gain (loss) on investments	2.49	(2.02)	(.47)	.70	.79
Total from Investment Operations	2.56	(1.94)	(.40)	.78	.86
Distributions:
Dividends from investment income-net	(.07)	(.19)	(.09)	(.06)	(.09)
Dividends from net realized gain on investments	-	-	-	-	-
Total Distributions	(.07)	(.19)	(.09)	(.06)	(.09)
Payment by affiliate	.01	.07	-	-	-
Net asset value, end of period	10.32	7.82	9.88	10.37	9.65
Total Return (%)[b]	32.83[c]	(18.91)[c]	(3.84)	8.17	9.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.20	1.86	1.87	1.82
Ratio of net expenses to average net assets	1.83	2.00	1.66	1.67	1.75
Ratio of net investment income to average net assets	.72	1.02	.68	.80	.75
Portfolio Turnover Rate	80.10	80.11	54.60	52.45	42.43
Net Assets, end of period ($ x 1,000)	59,634	54,529	88,714	153,122	222,808

a Based on average shares outstanding.

b Exclusive of sales charge.

c The total return would have been 32.70% for 2017 and (19.63%) for 2016 had payments not been made by
The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	7.66	9.65	10.13	9.43	8.68
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	.03	(.01)	(.00)[b]	(.00)[b]
Net realized and unrealized gain (loss) on investments	2.44	(1.99)	(.46)	.70	.75
Total from Investment Operations	2.44	(1.96)	(.47)	.70	.75
Distributions:
Dividends from investment income-net	(.00)[b]	(.10)	(.01)	-	(.00)[b]
Dividends from net realized gain on investments	-	-	-	-	-
Total Distributions	(.00)[b]	(.10)	(.01)	-	(.00)[b]
Payment by affiliate	.01	.07	-	-	-
Net asset value, end of period	10.11	7.66	9.65	10.13	9.43
Total Return (%)[c]	32.00[d]	(19.57)[d]	(4.61)	7.42	8.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.89	2.90	2.62	2.65	2.62
Ratio of net expenses to average net assets	2.60	2.70	2.42	2.46	2.55
Ratio of net investment income (loss) to average net assets	(.03)	.35	(.08)	(.02)	(.04)
Portfolio Turnover Rate	80.10	80.11	54.60	52.45	42.43
Net Assets, end of period ($ x 1,000)	6,671	6,647	11,530	14,420	20,161

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d The total return would have been 31.87% for 2017 and (20.20%) for 2016 had payments not been made by
The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

	Year Ended May 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	8.03	9.90	10.41	9.70	8.93
Investment Operations:
Investment income—net[a]	.08	.12	.10	.10	.10
Net realized and unrealized gain (loss) on investments	2.57	(2.05)	(.48)	.71	.79
Total from Investment Operations	2.65	(1.93)	(.38)	.81	.89
Distributions:
Dividends from investment income-net	(.09)	(.01)	(.13)	(.10)	(.12)
Dividends from net realized gain on investments	-	-	-	-	-
Total Distributions	(.09)	(.01)	(.13)	(.10)	(.12)
Payment by affiliate	.01	.07	-	-	-
Net asset value, end of period	10.60	8.03	9.90	10.41	9.70
Total Return (%)	33.37[b]	(18.81)[b]	(3.58)	8.42	9.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.76	1.63	1.60	1.57
Ratio of net expenses to average net assets	1.59	1.56	1.43	1.41	1.50
Ratio of net investment income to average net assets	.83	1.44	.98	1.03	.99
Portfolio Turnover Rate	80.10	80.11	54.60	52.45	42.43
Net Assets, end of period ($ x 1,000)	34,247	24,495	388,397	633,727	616,929

a Based on average shares outstanding.

b The total return would have been 33.24% for 2017 and (19.51%) for 2016 had payments not been made by
The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	7.84	9.90	10.42	9.04
Investment Operations:
Investment income—net[b]	.10	.13	.05	.09
Net realized and unrealized gain (loss) on investments	2.50	(2.04)	(.42)	1.41
Total from Investment Operations	2.60	(1.91)	(.37)	1.50
Distributions:
Dividends from investment income-net	(.11)	(.22)	(.15)	(.12)
Payment by affiliate	.01	.07	-	-
Net asset value, end of period	10.34	7.84	9.90	10.42
Total Return (%)	33.49[c]	(18.50)[c]	(2.81)	15.84[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.78	1.68	1.42	2.01[e]
Ratio of net expenses to average net assets	1.42	1.48	1.22	1.04[e]
Ratio of net investment income to average net assets	1.14	1.59	.47	.96[e]
Portfolio Turnover Rate	80.10	80.11	54.60	52.45
Net Assets, end of period ($ x 1,000)	50,538	34,113	63,825	1

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.

b Based on average shares outstanding.

c The total return would have been 33.36% for 2017 and (19.23%) for 2016 had payments not been made by
The Bank of New York Mellon Corporation related to a class action settlement.

d Not annualized.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is the sole series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund’s authorized shares were increased from 400 million to 500 million and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2017 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1- Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	139,850,897	2,168,185††	0	142,019,082
Equity Securities- Foreign Preferred Stocks†	2,754,458	–	–	2,754,458
Exchange-Traded Funds	1,721,048	–	–	1,721,048
Registered Investment Company	3,312,882	–	–	3,312,882

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund's fair valuation procedures. See note above for additional information.

At May 31, 2016, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Foreign Common Stock($)
Balance as of 5/31/2016	0
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	–
Purchases/ issuances	–
Sales/ dispositions	–
Transfers into Level 3	–
Transfers out of Level 3	–
Balance as of 5/31/2017	0
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 5/31/2017	–

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2017 were as follows:

Affiliated Investment Company	Value 5/31/2016 ($)	Purchases ($)	Sales ($)	Value 5/31/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	601,032	55,151,502	52,439,652	3,312,882	2.2

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund

Certain affiliated investment companies may also invest in the fund. At May 31, 2017, Dreyfus Diversified International Fund, an affiliate of the fund, held 3,886,820 Class Y shares representing approximately 26.60% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such

NOTES TO FINANCIAL STATEMENTS (continued)

countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,032,830, accumulated capital losses $308,671,298 and unrealized appreciation $20,984,354.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2017. The fund has $21,259,072 of short-term capital losses and $287,412,226 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2017 and May 31, 2016 were as follows: ordinary income $1,075,271 and $2,603,704, respectively.

During the period ended May 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies, foreign capital gains taxes and a class action settlement, the fund increased accumulated undistributed investment income-net by $312,084 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2017 was approximately $53,400 with a related weighted average annualized interest rate of 1.87%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had agreed, from June 1, 2016 through October 1, 2016, to waive receipt of a portion of the fund’s management fee in the amount of .20% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed from October 1, 2016 until October 1, 2017, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.75% of the value of the fund’s average

NOTES TO FINANCIAL STATEMENTS (continued)

daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $407,228 during the period ended May 31, 2017.

During the period ended May 31, 2017, the Distributor retained $3,069 from commissions earned on sales of the fund’s Class A shares and $950 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2017, Class C shares were charged $51,547 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2017, Class A and Class C shares were charged $144,313 and $17,182, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2017, the fund was charged $23,310 for transfer agency services and $2,073 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,547.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

During the period ended May 31, 2017, the fund was charged $220,998 pursuant to the custody agreement.

During the period ended May 31, 2017, the fund was charged $11,454 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $163,137, Distribution Plan fees $4,309, Shareholder Services Plan fees $13,960, custodian fees $87,217, Chief Compliance Officer fees $4,826 and transfer agency fees $22,158.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended May 31, 2017, redemption fees charged and retained by the fund amounted to $10,297.

(f) During the period ended May 31, 2017, the fund received proceeds of $148,137 from a class action settlement from BNY Mellon related to foreign exchange transactions.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended May 31, 2017, amounted to $103,565,082 and $111,831,303, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

NOTES TO FINANCIAL STATEMENTS (continued)

Each type of derivative instrument that was held by the fund during the period ended May 31, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At May 31, 2017, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2017:

Average Market Value ($)
Forward contracts	330,954

At May 31, 2017, the cost of investments for federal income tax purposes was $128,857,977; accordingly, accumulated net unrealized appreciation on investments was $20,949,493, consisting of $27,657,883 gross unrealized appreciation and $6,708,390 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Markets Fund (the sole series comprising Dreyfus International Funds, Inc.) as of May 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2017

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended May 31, 2017:

- the total amount of taxes paid to foreign countries was $388,649.

- the total amount of income sourced from foreign countries was $3,722,369.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,075,271 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 9-10, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods (ranking highest in several periods) and above the Performance Universe median for all periods except the five- and ten-year periods when it was below the median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until October 1, 2017, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.75% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (77)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Joan Gulley (69)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 35

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Lynn Martin (77)

Board Member (2013)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2013)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRFMX Class C: DCPEX Class I: DRPEX Class Y: DYPEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0327AR0517

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,625 in 2016 and $46,766 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,430 in 2016 and $13,941 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $7,130 in 2016 and $6,419 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $351 in 2016 and $346 in 2017. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,426,949 in 2016 and $23,215,229 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    July 27, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)